SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 28, 2003
                        (Date of earliest event reported)

                              UNIVERSAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


          Virginia                       1-652                    54-0414210
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


              1501 North Hamilton Street                         23230
                  Richmond, Virginia                           (Zip Code)
       (Address of Principal Executive Offices)


               Registrant's telephone number, including area code:
                                 (804) 359-9311


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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)     Exhibits.

             No.     Description
             ---     -----------
             99.1    Press release dated October 28, 2003 announcing earnings
                     for period ended September 30, 2003.*

Item 12.     Results of Operations and Financial Condition.

         On October 28, 2003, Universal Corporation issued a press release announcing its financial results for the quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 12. No information contained in or incorporated into this Item 12 shall be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.




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*Filed Herewith

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     UNIVERSAL CORPORATION
                                     (Registrant)

Date: October 28, 2003               By: /s/ George C. Freeman, III
                                         -----------------------------------
                                         George C. Freeman, III
                                         General Counsel and Secretary

                                  Exhibit Index

Exhibit
Number          Document
------          --------

  99.1 Press release dated October 28, 2003 announcing earnings for period ended September 30, 2003.*









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*Filed Herewith